Table of Contents

United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  ☒                       Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ATOMERA INCORPORATED

(Name of Registrant as Specified In Its Charter)

__________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 11, 2022

Dear Fellow Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Atomera Incorporated (which we refer to as the “Annual Meeting”), to be held at 11:00 a.m. Pacific time, on Thursday, May 5, 2022.

This year’s Annual Meeting will be held virtually by means of remote communication. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from any location that has Internet connectivity. There will be no physical in-person meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying Proxy Statement.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on March 11, 2022 a Notice of Internet Availability of Proxy Materials, or “Notice”. The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting. We urge you to read this information carefully.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of Atomera that you own, it is important that your shares be represented and voted. Please vote electronically over the Internet, or if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. If you decide to attend the meeting, you will still be able to vote online during the meeting, even if you previously submitted your proxy.

On behalf of the Board of Directors of Atomera, we thank you for your participation.

Sincerely,

/s/ John Gerber
John Gerber, Chairman of the Board of Directors

ATOMERA INCORPORATED

750 University Avenue, Suite 280

Los Gatos, California 95032

(408) 442-5248

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, May 5, 2022 at 11:00 a.m. Pacific time.

Place:	The annual meeting will be completely virtual. You may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live audio webcast by visiting https://web.lumiagm.com/299510298

Items of Business:	(1)	To elect five (5) directors to serve as members of the Board of Directors of the Company (which we refer to as our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	(2)	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

	(3)	To approve, on an advisory basis, the compensation of our named executive officers.

	(4)	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the named executive officers.

	(5)	To grant our Board the authority to adjourn the meeting if necessary to solicit additional proxies with respect to the previous proposals.

	(6)	To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof

Record Date:		You are entitled to vote if you were a stockholder of record as of the close of business on March 11, 2022

Voting:		Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and vote on the Internet or submit you proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers About the Annual Meeting and Voting.”

The accompanying Proxy Statement describes each of these items of business in detail. Only stockholders of record are entitled to receive notice of, attend and vote at the Annual Meeting or any continuation, postponement or adjournment thereof. Voting instructions are provided on the Notice and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote at the meeting even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

/s/ John Gerber
John Gerber, Chairman of the Board of Directors

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about March 25, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: This Proxy Statement and our Annual Report are available free of charge at www.voteproxy.com and at www.proxyvote.com.

TABLE OF CONTENTS

Page

Questions and Answers about the Annual Meeting and Voting	1
Annual Meeting	1
Stock Ownership	2
Quorum and Voting	2
Stockholder Proposals and Director Nomination	7
Proposal No. 1 - Election of Directors	9
Corporate Governance	11
Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm	15
Proposal No. 3 - Advisory vote on the Compensation of our Executive Officers	17
Proposal No. 4 - Advisory vote on the Frequency of Future Advisory “Say-on-Pay” Votes	18
Proposal No. 5 - Grant our Board the Authority to Adjourn the Meeting if Necessary to Solicit Additional Proxies With Respect to the Previous Proposals	19
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	20
Executive Officers and Compensation	21
Certain Relationships and Related Party Transactions	25
Other Matters	25

ATOMERA INCORPORATED

750 University Avenue, Suite 280

Los Gatos, California 95032

(408) 442-5248

PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (which we refer to as our “Board”) of Atomera Incorporated, a Delaware corporation (which we refer to as “Atomera,” “we,” “us,” “our,” or the “Company”), for use at our 2022 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”). This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at https://web.lumiagm.com/299510298. The Annual Meeting will be held on Thursday, May 5, 2022, at 11:00 a.m. Pacific time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting to Be Held Via the Internet at https://web.lumiagm.com/299510298 on Thursday, May 5, 2022 at 11:00 a.m. Pacific time

The Annual Report, Notice of Meeting, Proxy Statement and Proxy Card

are available at - http://www.astproxyportal.com/ast/22415/ and on our website at www.atomera.com

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting

Q:	Why am I receiving these proxy materials?

A:	We have made these proxy materials available to you on the Internet or, upon your request, have delivered paper proxy materials to you, because Board is soliciting your proxy to vote at the Annual Meeting to be held on Thursday, May 5, 2022 at 11:00 a.m. Pacific time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. This Proxy Statement includes information that we are required to provide to you by the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:	The rules of the SEC permit us to furnish proxy materials, including this Proxy Statement and our 2021 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. As a result, we are mailing most of our stockholders a paper copy of a Notice of Internet Availability of Proxy Materials, or Notice, but not a paper copy of the proxy materials. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering our printing and distribution costs. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice provides instructions on how to access and review all of the proxy materials on the Internet. The Notice also instructs you on how to vote your shares via the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice.

Q:	Why did I receive a complete set of paper proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

A:	We are providing stockholders who have previously requested paper copies of the proxy materials with paper copies of the proxy materials instead of the Notice. If you would like to reduce the environmental impact and the costs incurred by us in printing and distributing the proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card.

Q:	What is included in the proxy materials?

A:	The proxy materials include:

•	This Proxy Statement for the Annual Meeting;

•	Our 2021 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021; and

•	The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting?

A:	The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://web.lumiagm.com/299510298, entering the password atomera2022 and control number found on the Notice or, if you have requested a proxy card, your proxy card and following the instructions on the website for voting at the Annual Meeting.

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Q:	Can I attend the Annual Meeting?

A:	You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of March 11, 2022, the Record Date. The meeting will begin via live webcast promptly at 11:00 a.m. Pacific Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholders of record – If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners – Many Atomera stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice or, if you requested paper copies, the proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. See, “How can I Vote my shares at the Annual Meeting” below.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law, or the DGCL. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. As of the record date of the Annual Meeting, there were 23,393,248 shares of common stock issued and outstanding. Therefore, the quorum for the Annual Meeting is 11,696,625 shares of common stock.

Under the DGCL, and as described below, abstentions and broker “non-votes” will be counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

Q:	What are abstentions and broker non-votes?

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withhold or abstain with respect to a particular matter.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to non-routine matters and has not received instructions from the beneficial owner. If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

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We believe that the election of directors (Proposal No. 1), compensation of our named executive officers (Proposal No. 3) and the advisory vote on the frequency of future votes on the compensation of executive officers (Proposal No. 4) will be considered non-routine matters and broker non-votes, if any, will have no effect on the result of the vote. We believe that the ratification of the appointment of Marcum LLP as our independent registered public accounting firm (Proposal No. 2) and the grant to our Board of authority to adjourn the meeting if necessary (Proposal No. 5) will be considered routine matters on which a broker, bank or other agent will have discretionary authority to vote, and on this basis we do not expect any broker non-votes in connection with those proposal. Therefore, shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 23,393,248 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Atomera will be entitled to one vote for each share of common stock held as of the close of business on the Record Date.

Q:	How can I vote my shares at the Annual Meeting?

A:

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend and vote at the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 2, 2022. You will receive a confirmation of your registration by email after we receive your registration materials, including instructions for voting at the Annual Meeting. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record – If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•	Via the Internet – You may vote by proxy via the Internet at www.proxyvote.com. by following the instructions provided in the Notice or, if you requested a proxy card, your proxy card.

•	By Mail – You may vote by proxy by filling out the proxy card you may have received and returning it in the envelope provided.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 4, 2022.

Beneficial owners – If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

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Q:	Can I vote my shares by completing and returning the Notice?

A:	No. The Notice will, however, provide instructions on how to vote by Internet, or by requesting and returning a paper proxy card or voting instruction card.

Q:	What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

(1)	To elect five (5) directors identified in this proxy statement to serve as members of the Board until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

(3)	To approve, on an advisory basis, the compensation of our named executive officers;

(4)	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our executive officers; and

(5)	To grant our management the authority to adjourn the meeting if necessary to solicit additional proxies with respect to previous proposals.

Q:	What is the voting requirement to approve each of the proposals?

A:	Proposal No. 1 – The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting. Accordingly, the five (5) director nominees receiving the highest number of votes will be elected. As a result, any shares not voted “for” the nominee (whether as a result of stockholder withholding or a broker non-vote) will not have any effect on the outcome of the election of directors.

Proposal No. 2 – The affirmative vote of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or by proxy is required to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions have the effect of a vote against this proposal. We believe that brokers will have discretionary authority to vote on the ratification our independent registered public accounting firm and, therefore, we do not expect there to be broker non-votes in connection with the vote on Proposal No. 2.

Proposal Three – The affirmative vote of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or by proxy is required to approve the advisory vote on the compensation of our named executive officers. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal Four – The affirmative vote of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or by proxy is required to approve the advisory vote on the frequency of a vote on the compensation of our named executive officers. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal Five –The affirmative vote of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or by proxy is required to grant our Board the authority adjourn the meeting if necessary to solicit additional proxies with respect to the previous proposals. Abstentions will have the effect of a vote against this proposal. We believe that brokers will have discretionary authority to vote on the adjournment of the meeting and, therefore, we do not expect there to be broker non-votes in connection with the vote on Proposal No. 5.

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Q:	How does the Board recommend that I vote?

A:	Our Board unanimously recommends that you vote your shares:

•	“FOR” the nominees for election as directors listed in Proposal One;

•	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	“FOR” the approval of the compensation of our named executive officers;

•	“FOR” an annual advisory vote on the compensation of our named executive officers; and

•	“FOR” the grant of authority to our Board to adjourn the meeting if necessary to solicit additional proxies with respect to the previous proposals.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record – If you are a stockholder of record and you either (i) indicate when voting on the Internet that you wish to vote as recommended by our Board or (ii) sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

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Beneficial owner – If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:	Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our two routine matters—the proposal to ratify the appointment of Marcum LLP and the proposal to grant the Board the authority to adjourn the meeting, if necessary, to solicit additional proxies. Your broker will not have discretion to vote on the election of directors, the compensation of our named executive officers or the frequency of the advisory vote on the compensation of our named executive officers.

Please note that, in the absence of your specific instructions as to how to vote, brokers may not vote your shares on the election of directors, the compensation of our named executive officers or the frequency of the advisory vote on the compensation of our named executive officers. Accordingly, we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:	What happens if additional matters are presented at the Annual Meeting

A:	If any other matters are properly presented for consideration at the Annual Meeting, the named proxies will vote the shares as recommended by the Board, or if no recommendation is given, in their own discretion. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting.

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Q:	Can I change or revoke my vote after submitting my proxy?

A:	Subject to any rules your broker, trustee or nominee may have, you may change or revoke your proxy in any one of the ways listed below at any time before your proxy is voted at the Annual Meeting.

Stockholder of record – If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares; or (2) by voting at the Annual Meeting. A stockholder of record that has voted on the Internet may also change his or her vote by later making a timely and valid Internet vote.

Beneficial owner – If you are a beneficial owner of shares held in street name, you may change your vote: (1) by submitting new voting instructions to your broker, trustee or other nominee; or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. We do not intend to hire a proxy solicitor to assist in the solicitation of proxies. Directors, officers and employees of Atomera may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Atomera or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Q:	Can I obtain a list of Stockholders?

A:	A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, during the Annual Meeting at the meeting website and at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

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A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials – Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2023 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than November 25, 2022; provided, however, that if our 2023 annual meeting of stockholders is held before April 5, 2023 or after June 4, 2023, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2023 annual meeting of stockholders and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Requirements for stockholder proposals to be brought before an annual meeting – Pursuant to our First Amended and Restated Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2023 annual meeting of stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on February 3, 2023 nor earlier than the close of business on January 5, 2023. However, if our 2023 annual meeting of stockholders is not held between April 5, 2023 and July 7, 2023, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2023 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the 2023 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2023 annual meeting of stockholders is first made. You are also advised to review our First Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

The chair of the 2023 annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 15, 2022.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of six (6) members, five (5) of whom are independent under the listing standards for independence of the NASDAQ and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). However, one of our current directors, C. Rinn Cleavelin, has given us notice of his intent to retire and accordingly will not stand for reelection. Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to reduce the authorized number of directors on the Board from six (6) to five (5) and to nominate each of the Company’s five (5) other current directors for re-election at the Annual Meeting.

Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the five (5) nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy-holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy-holders.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
John Gerber (a), (b)	59	Chairman of the Board, Independent Director
Scott Bibaud	59	President, Chief Executive Officer and Director
Steve Shevick (a), (c)	65	Independent Director
Duy-Loan T. Le (b), (c)	59	Independent Director
Suja Ramnath (a), (b)	53	Independent Director

(a) Member of the Audit Committee of our Board.

(b) Member of the Compensation Committee of our Board.

(c) Member of the Nominating and Corporate Governance Committee of our Board.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FIVE (5) NOMINEES FOR DIRECTOR
NAMED IN THIS PROXY STATEMENT.

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

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Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no family relationships among any of the directors or executive officers of the Company.

John Gerber has served as a member of our Board since 2007 and Chairman of the Board since 2011. For the past nine years, Mr. Gerber has served as managing partner of Four Points, a specialty investment group with more than $1.8 billion of investment and capital transaction experience across 40 real estate and venture capital investments. He has diversified experience in corporate and project management, project and venture finance and development. Mr. Gerber has a BSE degree magna cum laude from Princeton University and a master’s degree from Harvard University.

Mr. Gerber has experience as a director of multiple companies and has extensive investing experience, in addition to significant leadership and strategic planning skills. As a result of these and other professional experiences, our Board has concluded that Mr. Gerber is qualified to serve as a director.

Scott Bibaud has served as our president, chief executive officer and a director since October 2015. Mr. Bibaud has been active in the semiconductor industry for over twenty-five years. Prior to joining Atomera, Mr. Bibaud was an executive-in-residence at Foundation Capital, a venture capital firm where he was active in portfolio semiconductor companies and evaluating potential new investments. From June 2012 to August 2014, he was senior vice president and general manager of Altera’s Communications and Broadcast Division. From June 2000 to May 2011, he was at Broadcom as executive vice president and general manager of the mobile platforms group. Mr. Bibaud received a B.S. degree in electrical engineering from Rensselaer Polytechnic Institute and an MBA from Harvard Business School.

Mr. Bibaud has extensive experience in and knowledge of the semiconductor industry as an executive officer of publicly traded semiconductor companies. As a result of these and other professional experiences, our Board has concluded that Mr. Bibaud is qualified to serve as a director.

Steve Shevick has served as a member of our Board since August 2016. From May 2020 to the present, Mr. Shevick has served as CFO/Advisor to Superbrewed Foods, Inc., a private company developing a line of food products based on a proprietary animal-free protein. From January 2019 to January 2020, Mr. Shevick served as chief financial officer of Percolate Industries, Inc., which developed, marketed and sold software for managing multi-channel marketing campaigns. From October 2013 to July 2018, Mr. Shevick served as chief financial officer of CloudPassage, Inc., a developer of cloud infrastructure security technologies. From May 2008 to October 2013, Mr. Shevick served as chief financial officer of Cobalt Technologies, a developer of bio-chemical production technologies. From 1995 to 2005, Mr. Shevick served in the roles of general counsel and chief financial officer of Synopsys, Inc., a leading provider of electronic design automation software for the semiconductor industry. Mr. Shevick holds an A.B. from Harvard College and a J.D. from Georgetown University Law Center.

Mr. Shevick has extensive experience as a chief financial officer and general counsel of public and private technology licensing businesses and corporate governance. As a result of these and other professional experiences, our Board has concluded that Mr. Shevick is qualified to serve as a director.

Duy-Loan T. Le has served as a member of our Board since October 2019.  Ms. Le retired in July 2017 from Texas Instruments Inc., or TI, one of the leading semiconductor companies in the world. Ms. Le was elected Senior Fellow in 2002 and is the only woman in TI’s history elected to this highest Fellow rank. She held various leadership positions at TI, including Advanced Technology Ramp Manager for the Embedded Processing Division and worldwide project manager for the Memory Division. While at TI, Ms. Le led all aspects of execution for advanced technology nodes, including silicon technology development, design, assembly and test, productization, qualification, release to market, high volume ramp, and quality and reliability assurance. Ms. Le has been awarded 24 patents. She holds a bachelor’s degree in Electrical Engineering from the University of Texas at Austin and a master’s degree in Business Administration from the Bauer College of Business at the University of Houston. Ms. Le is currently a director of National Instrument Corporation, Ballard Power Systems and Wolfspeed, Inc.

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Ms. Le has extensive experience in and knowledge of the semiconductor industry as an executive officer and a director of publicly traded semiconductor companies. As a result of these and other professional experiences, our Board has concluded that Ms. Le is qualified to serve as a director.

Suja Ramnath has served as a member of our Board since December 2021. Since February 2017, Ms. Ramnath has served as president and chief executive officer of Integra Technologies, a developer of high-performance power RF semiconductors for the defense and aerospace industries. From October 2015 to February 2017, Ms. Ramnath served as division general manager of Analog Devices, a developer of transceiver technology platforms. Prior to that, Ms. Ramnath served in various business development and senior positions in the semiconductor industry since 1991. Ms. Ramnath holds a Bachelor of Science degree in Electrical Engineering from Northeastern University.

Ms. Ramnath has extensive experience in and knowledge of the semiconductor industry as an executive officer of semiconductor companies. As a result of these and other professional experiences, our Board has concluded that Ms. Ramnath is qualified to serve as a director.

CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of six (6) authorized members. However, one of our current directors, C. Rinn Cleavelin has given us notice of his intent to retire and accordingly will not stand for reelection and following this Annual Meeting our Board will consist of five (5) authorized members. During the year ended December 31, 2021, our Board met five (5) times and did not take any actions by unanimous written consent. Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders, however, our entire Board attended our prior year’s annual meeting of stockholders. During the year ended December 31, 2021, all directors attended all meetings of the Board and Board committees on which they served.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Bibaud, by virtue of his executive officer positions, none of our director nominees, or any other person serving as a director during the last fiscal year, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this Proxy Statement.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at http://ir.atomera.com/corporate-governance.

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Audit Committee

During 2021, and through February 8, 2022, our Audit Committee consisted of Steve Shevick, John Gerber and C. Rinn Cleavelin, with Mr. Shevick serving as chair. On February 8, 2022, Suja. Ramnath was appointed to the Audit Committee and no other changes were made to the committee’s composition. Following this Annual Meeting our Audit Committee will consist of Mr. Shevick, Ms. Ramnath and Mr. Gerber. The composition of our Audit Committee meets the requirements for independence under current Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market listing standards and is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Mr. Shevick is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. Our Audit Committee will, among other things:

•	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•	discuss the scope and results of the audit with the independent registered public accounting firm;
•	review, with management and the independent registered public accounting firm, our interim and year-end operating results;
•	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	review our policies on risk assessment and risk management;
•	review related-party transactions; and
•	approve (or, as permitted, pre-approve) all audit and all permissible nonaudit services, other than de minimis nonaudit services, to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2021, our Audit Committee met five (5) times.

Compensation Committee

Our Compensation Committee consists of Duy-Loan T. Le, Suja Ramnath and John Gerber, with Ms. Le serving as Chair. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Our Compensation Committee will, among other things:

•	review, approve and determine the compensation of our executive officers;
•	administer our stock and equity incentive plans;
•	make recommendations to our Board regarding director compensation and the establishment and terms of incentive compensation and equity plans; and
•	establish and review general policies relating to compensation and benefits of our employees.

Our chief executive officer may, from time to time, provide input and recommendation to our Compensation Committee concerning the compensation of our other executive officers. Our chief executive officer may also, from to time, attend Compensation Committee meetings, but he is not present during the Committee’s deliberations regarding his own compensation. In 2020 and 2021, our Compensation Committee engaged Compensia, Inc., a nationally recognized independent compensation consultant, to provide information and advice regarding the design, form and amount of our executive compensation arrangements. As a result of this engagement, the Compensation Committee implemented certain changes to executive cash and equity compensation. The consultant did not provide any services to us other than the assistance it provided to the Compensation Committee in 2020 and 2021. Compensia reported directly to the Compensation Committee on all work assignments from the Committee. The Compensation Committee assessed the independence of Compensia pursuant to SEC rules and concluded that no conflict of interest exists preventing Compensia from serving as an independent consultant to the Committee. Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2021, our Compensation Committee met six (6) times.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Steve Shevick and Duy-Loan T. Le, with Mr. Shevick acting as Chair. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq Stock Market listing standards and SEC rules and regulations. Our Nominating and Corporate Governance Committee will, among other things:

•	identify, evaluate and make recommendations to our Board regarding nominees for election to our Board and its committees;
•	evaluate the performance of our Board and of individual directors;
•	consider and make recommendations to our Board regarding the composition of our Board and its committees;
•	review developments in corporate governance practices;
•	evaluate the adequacy of our corporate governance practices and reporting; and
•	develop and make recommendations to our Board regarding corporate governance guidelines and matters.

When evaluating director candidates, our Nominating and Corporate Governance Committee seeks to ensure that our Board has the requisite skills and experience and that its members consist of persons with appropriately complementary and independent backgrounds. The Nominating and Corporate Governance Committee will consider all aspects of a candidate’s qualifications in the context of Atomera’s needs, including: semiconductor industry experience, preferably at an executive level; experience in licensing transactions; experience as an officer or director of a public company; independence from management; practical business judgment; personal and professional integrity and ethics; and the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. While we do not have a formal diversity policy, we understand the desirability of having a Board comprised of directors with diverse and varied backgrounds, experience and opinions, and as we look to expand our Board or replace retiring Board members our Nominating and Governance Committee is committed to including candidates with diverse gender and ethnic backgrounds. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our Company, and the long-term interests of our stockholders.

Our Nominating and Corporate Governance Committee will consider for directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our corporate secretary, Francis Laurencio, with the name of the candidate, together with a brief statement of the candidate’s qualifications to serve on the Board and a document indicating the candidate’s willingness to serve if elected.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market. During the year ended December 31, 2021, our Nominating and Corporate Governance Committee met three (3) times.

Board Leadership Structure and Role in Risk Oversight

John Gerber serves as our chairman of the Board and Scott Bibaud serves as our president and chief executive officer. We have neither adopted a formal policy on whether the chairman and chief executive officer positions should be separate or combined nor do we have a lead director. We believe that, given the small size of our Board and establishment of separate Audit, Compensation and Nominating and Corporate Governance Committees consisting of independent directors, our present Board structure is in the best interest of the Company and our stockholders. Our Board has an active role in overseeing our areas of risk. While the full Board has overall responsibility for risk oversight, the Board has assigned certain areas of risk primarily to designated committees, which report back to the full Board.

Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our Corporate Secretary, Francis Laurencio, and it will be distributed to each director.

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Employee, Officer and Director Hedging

We have adopted a policy that no director, officer, employee or consultant of Atomera may engage in any short term or speculative transactions, involving securities of the Company. These prohibited speculative transactions include short sales, publicly traded options, hedging transactions, margin accounts, pledged securities and standing and limit orders.

Compensation Committee Interlocks and Insider Participation

None of our independent directors, John Gerber, C. Rinn Cleavelin, Rolf Stadheim, Steve Shevick, Duy-Loan T. Le or Suja Ramnath, is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last fiscal year, as a member of the board or compensation committee of any entity that has one or more executive officers serving as a member of our Board.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link http://ir.atomera.com/corporate-governance.

 Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. In addition to the foregoing, our certificate of incorporation provides that we shall indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our executive officers and directors by way of written indemnification agreements.

The above provisions in our certificate of incorporation and bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP (which we refer to as “Marcum”) as our independent registered public accounting firm for the year ending December 31, 2022, and our Board has directed that management submit the appointment of Marcum as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Marcum is expected to be available at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Marcum as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Marcum to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2021 and 2020 by our independent registered public accounting firm, Marcum LLP (in thousands).

	2021	2020
Audit Fees (a)	$118	$170
Audit-Related Fees	–	–
Tax Fees	–	–
	$118	$170

(a)	The audit fee consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with the statutory and regulatory filings or engagements and capital market financings.

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

The Audit Committee considers the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit services provided by Marcum in 2021 and 2020. Marcum LLP did not perform any non-audit services in 2021 or 2020.

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Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2021 Annual Report:

•	The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2021 with management of Atomera Incorporated and with Atomera Incorporated’s independent registered public accounting firm, Marcum LLP.
•	The Audit Committee has discussed with Marcum LLP those matters required by Statement on Auditing Standards No. 1301, “Communications with Audit Committee,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
•	The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning the accountant’s independence and has discussed with Marcum LLP its independence from Atomera Incorporated and its management.

Based on the review and discussions referred to in paragraphs 1 through 3 above, the Audit Committee recommended to our Board that the audited financial statements for the year ended December 31, 2021 be included in the Annual Report on Form 10-K for that year for filing with the SEC.

AUDIT COMMITTEE Steve Shevick John Gerber C. Rinn Cleavelin Suja Ramnath

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PROPOSAL NO. 3

ADVISORY VOTE ON THE COMPENSATION OF

OUR EXECUTIVE OFFICERS

General

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, once we are no longer an emerging growth company, we are required to present a resolution to our stockholders to approve the compensation of our named executive officers, no later than the first anniversary of the date on which we cease to so qualify. Since we were no longer an emerging growth company as of December 31, 2021, we are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Executive Officers and Compensation section of this Proxy Statement and the related compensation tables and disclosure.

We urge stockholders to read the “Executive Officers and Compensation” section of this Proxy Statement and review the compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. Our Compensation Committee believes that our policies and procedures are effective in fulfilling our objectives and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to our recent and long-term success.

Proposal No. 3, commonly known as a “say-on-pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and related narrative disclosure in our Proxy Statement for the Annual Meeting.

This vote will not be binding on our Board and may not be construed as overruling a decision by our Board or creating or implying any change to the fiduciary duties of our Board. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Subject to the stockholders’ indication, on an advisory basis, that the stockholder advisory vote on executive compensation be conducted every year (see, Proposal No. 4), and unless the Board decides otherwise with respect to the frequency of soliciting say-on-pay votes, we expect that the next say-on-pay vote will be at the 2023 annual meeting of stockholders.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY “SAY-ON-PAY” VOTES

General

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to include in this Proxy Statement and to present at the Annual Meeting a non-binding stockholder vote on whether an advisory vote on executive compensation should be held every year, every two years or every three years. Our Board believes that an advisory “say-on-pay” vote on executive compensation should be held every year.

We believe that an annual non-binding advisory vote on executive compensation is the optimal frequency for our “say-on-pay” vote to allow stockholders to provide timely, direct input on our executive compensation as disclosed in the proxy statement each year. Additionally, an annual “say-on-pay” advisory vote on executive compensation is consistent with the policies of our Board, our Nominating and Corporate Governance Committee and our Compensation Committee to engage in an ongoing dialogue with our stockholders on our executive compensation practices and corporate governance matters. However, stockholders should note that because the advisory vote occurs well after the beginning of the compensation year, and because certain elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in some cases it may not be appropriate or feasible to change our compensation plans and arrangements for our executive officers in consideration of any single year’s advisory vote by the time of the following year’s annual meeting of stockholders.

Accordingly, the Board is asking our stockholders to indicate their preferred voting frequency by voting for every one year, two years, or three years or abstaining from voting on this proposal. While the Board believes that its recommendation is appropriate at this time, our stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our compensation practices for our named executive officers should be held every one year, two years, or three years. The option among those choices that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be deemed to be the frequency preferred by our stockholders.

This vote will not be binding on our Board and may not be construed as overruling a decision by our Board or creating or implying any change to the fiduciary duties of our Board. Our Compensation Committee and our Board may, however, take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EVERY “ONE YEAR” FOR PROPOSAL NO. 4

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PROPOSAL NO. 5

 Grant our Board the authority to adjourn the meeting if necessary to solicit additional proxies with respect to the previous proposals

General

As described above, our Board has recommended the election of five (5) directors to serve for the ensuing year as members of the Board (Proposal No. 1), the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 2), the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3) and to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on compensation of our named executive officers (Proposal No. 4). In furtherance of these recommendations, we are asking our stockholders to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1,2, 3 or 4.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1, 2, 3 OR 4.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 15, 2022 by:

•	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
•	each of our directors, director nominees and executive officers; and
•	all directors, director nominees and executive officers as a group.

The beneficial ownership of each person was calculated based on 23,230,640 common shares issued and outstanding as of February 15, 2022. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 750 University Avenue, Suite 280, Los Gatos, California 95032.

Name of Director, Executive Officer or Director Nominees	Number of Shares		Percentage Owned

Scott Bibaud	1,742,235	(1)	7.1%
John Gerber	455,706	(2)	2.0%
Francis Laurencio	407,005	(3)	1.7%
Robert Mears	400,506	(4)	1.7%
Steve Shevick	68,848	(5)	*
C. Rinn Cleavelin	61,668	(6)	*
Duy-Loan T. Le	55,790	(7)	*
Suja Ramnath	10,840	(8)	*
Directors, nominees and executive officers as a group			12.6%

* Less than 1%.

Name and Address of 5% + Holders	Number of Shares	Percentage owned
Blackrock Inc. 55 East 52nd Street New York, NY 10055	1,344,997	5.8%

(1)	Includes 1,476,021 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 124,461 shares subject to the release of restricted stock awards.
(2)	Includes 165,096 shares held by Mr. Gerber's wife, and 37,192 shares held in a Universal Gift to Minor Account for the benefit of Mr. Gerber's children. Shares beneficially owned also includes 4,401 shares issued pursuant to release of restricted stock awards.
(3)	Includes 351,354 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 39,281 shares subject to the release of restricted stock awards.
(4)	Includes 2,666 shares held by Mr. Mears' wife and 283,718 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 44,480 shares subject to the release of restricted stock awards.
(5)	Shares beneficially owned include 4,401 shares subject to the release of restricted stock awards.
(6)	Includes 5,000 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 4,401 shares subject to the release of a restricted stock award.
(7)	Shares beneficially owned include 25,742 shares subject to the release of restricted stock awards.
(8)	Shares beneficially owned include 10,840 shares subject to the release of restricted stock awards.

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EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Scott Bibaud, whom is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors-Information About Director Nominees.”

Name	Age	Position

Dr. Robert Mears	61	Chief Technology Officer
Francis Laurencio	52	Chief Financial and Accounting Officer
Jeffrey Lewis	62	Senior Vice President of Marketing and Business Development

Dr. Robert Mears is the founder of our Company and has served as our chief technology officer since inception. Dr. Mears also served as our president from inception to October 2015. Dr. Mears co-developed a transformative technology for long-distance optical networks in the late 1980’s and has authored or co-authored approximately 170 publications and numerous patents. He is an Emeritus Fellow of Pembroke College, Cambridge, England.

Francis Laurencio has served as our chief financial officer since February 2016. Prior to joining Atomera, Mr. Laurencio served as chief financial officer of Sycomp, A Technology Company Inc. from February 2013 to July 2015 and head of global compliance from July 2015 to January 2016. Mr. Laurencio also served as chief financial officer of Orbis Global, Inc. from January 2012 to December 2012 (through its acquisition by Infor) and chief financial officer of Smapper Technologies, Inc. from December 2009 to December 2011. Mr. Laurencio holds an A.B. degree from Princeton University and a J.D. from New York University School of Law.

Jeffery Lewis has served as our Senior Vice President of Marketing and Business Development since June 2021. Mr. Lewis previously served as a Senior Vice President of Business Development at Spin Memory, Inc., a Fremont, California semiconductor technology company, since June 2016. Mr. Lewis also served as Senior Vice President of Marketing and Business Development at SuVolta, Inc. from April 2010 to December 2014. Mr. Lewis holds a B.S. degree in Electrical Engineering and a B.A. degree in Economics from UC Berkeley, and an MBA from UC Berkeley Haas School of Business.

Summary Compensation Table

The following table sets forth the compensation awarded to or earned by our chief executive officer and our two other highest paid executive officers for the years ended December 31, 2021 and 2020.

		Salary	Bonus	Stock Awards	Option Awards
Name and Principal Position	Year	($)	($)	($)	($)	Total
Scott Bibaud, CEO	2021	$385,000	$139,500	$399,975	$625,859	$1,550,304
	2020	$370,833	$182,700	$599,971	$873,986	$2,027,490

Robert Mears, CTO	2021	$298,333	$71,920	$140,009	$219,038	$729,300
	2020	$281,667	$62,640	$203.974	$297,171	$845,452

Francis Laurencio, CFO	2021	$298,333	$71,920	$140,009	$219,038	$729,300
	2020	$283,333	$87,000	$165,973	$241,822	$778,128

The dollar amounts in the Option Awards and Stock Awards columns above reflect the values of options and shares as of the grant date for the years ended December 31, 2021 and 2020, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements for the year ended December 31, 2021 included in our Annual Report on Form 10-K filed with the SEC on February 15, 2022.

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Narrative Disclosure to Summary Compensation Table

Bibaud Employment Agreement

We entered into an employment agreement with Mr. Bibaud, our chief executive officer, in October 2015. Pursuant to the employment agreement, we initially compensated Mr. Bibaud at the annual rate of $250,000. Upon the completion of our initial public offering in August 2016, Mr. Bibaud received a $250,000 incentive bonus and an increase in base salary to $300,000. During the 2016 and 2017 fiscal years, Mr. Bibaud was eligible to receive an annual bonus of up to 50% of his base salary based on performance criteria set by our compensation committee, and commencing with the 2018 fiscal year, Mr. Bibaud is eligible to receive a performance bonus of up to 60% of his salary. Commencing in March 2018, Mr. Bibaud’s annual base salary was increased to $350,000 and then to $375,000 in March 2020. In December 2020, we entered into a new employment agreement with Mr. Bibaud to continue his compensation at $375,000 and an annual bonus of up to 60% of his salary. Commencing in March 2022, Mr. Bibaud’s annual base salary increased to $406,000 with an annual bonus of up to 70% of his salary. Mr. Bibaud is eligible for participation in all other plans that we may establish from to time to time. Mr. Bibaud’s employment agreement entitles him to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of 18 months of his base salary in the event of an involuntary termination of his employment.

Additional Executive Employment Agreements

In January 2016, we entered into an employment agreement with Robert Mears. Pursuant to that employment agreement, we compensate Dr. Mears with an annual salary of $220,000, which was increased to $240,000 in March 2018. During the 2016 and 2017 fiscal years, Dr. Mears was eligible to receive annual bonuses of up to 15% and 25%, respectively, of his salary based on performance criteria set by the Compensation Committee of our Board of Directors, and commencing with the 2018 fiscal year Dr. Mears is eligible to receive a performance bonus of up to 30% of his salary. As of March 2020, Mr. Mears is eligible to receive a performance bonus of up to 40% of his salary. Commencing in March 2018, Dr. Mears’ annual base salary was increased to $240,000 and then to $290,000 in March 2020. Dr. Mears is also eligible to participate in all other plans that we may establish from to time to time. In connection with his employment agreement, Dr. Mears was awarded a bonus in January 2016 in the amount of $187,500, payable in the form of our cancelation of a note payable to us by Dr. Mears in the outstanding principal amount of $187,500. In December 2020, we entered into a new employment agreement with Dr. Mears to continue his compensation at $290,000 and an annual bonus of up to 40% of his salary. Commencing in March 2022, Dr. Mears’s annual base salary increased to $315,000 with an annual bonus of up to 45% of his salary. Dr. Mears is entitled to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of six months of his then annual salary and related benefits in the event of our termination of his employment without cause or his resignation for good reason.

In February 2016, we entered into an employment agreement with Francis Laurencio. Pursuant to that employment agreement, we compensate Mr. Laurencio with an annual salary of $225,000, which was increased to $250,000 in March 2017. During the 2016 and 2017 fiscal years, Mr. Laurencio was eligible to receive an annual bonus of up to 30% of his annual salary based on performance criteria set by the compensation committee of our Board and commencing with the 2018 fiscal year Mr. Laurencio is eligible to receive a performance bonus of up to 40% of his salary. Mr. Laurencio’s salary was increased to $290,000 in March 2020. Mr. Laurencio is also eligible to participate in all other plans that we may establish from to time to time. In December 2020, we entered into a new employment agreement with Mr. Laurencio to continue his compensation at $290,000 and an annual bonus of up to 40% of his salary. Commencing in March 2022, Mr. Laurencio’s annual base salary increased to $310,000 with an annual bonus of up to 50% of his salary. The employment agreement entitles Mr. Laurencio to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of six months of his then annual salary and related benefits in the event of our termination of his employment without cause or his resignation for good reason.

The employment agreements with our executive officers were unanimously approved by our full Board. No officer or employee of our company was involved in the Board’s deliberation over the employment agreements of our executive officers, other than our chief executive officer, Scott Bibaud, who participated in deliberations concerning certain employment agreements other than his own.

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Potential Payments upon Termination

As noted above, the officer employment agreements entitle each officer to reasonable and customary health insurance and other benefits, at our expense, and a severance payment based on their then annual salary and related benefits in the event of our termination of their employment without cause or their resignation for good reason.

If a qualifying involuntary termination had occurred on December 31, 2021, our named executive officers would have been eligible to receive the following amounts:

Name	Type of Payment	Termination of Employment ($)	Change in Control ($)

Scott Bibaud	Cash Severance	$580,500	$–
	Equity Acceleration	$1,177,509	$1,855,575

Francis Laurencio	Cash Severance	$150,000	$–
	Equity Acceleration	$–	$606,249

Robert Mears	Cash Severance	$150,000	$–
	Equity Acceleration	$–	$655,959

Outstanding Equity Awards at December 31, 2021

Set forth below is information concerning the equity awards held by our named executive officers as of December 31, 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Common Stock That Have Not Vested	Market Value of Shares of Common Stock that Have not Vested(2)

Scott Bibaud	128,002	–	$5.70	10/16/2025	124,461	$2,504,155
	608,755	–	$7.50	10/16/2025
	258,526	–	$7.01	3/20/2027
	154,695	10,313	$5.64	3/2/2028
	132,211	60,097	$3.90	2/27/2029
	141,372	181,764	$4.06	3/11/2030
	7,449	32,279	$22.38	3/4/2031

Francis Laurencio	21,834	–	$5.70	2/23/2026	39,281	$790,334
	136,543	–	$7.50	2/23/2026
	48,337	–	$7.01	3/20/2027
	47,595	3,173	$5.64	3/2/2028
	40,884	24,039	$3.90	2/27/2029
	39,116	50,292	$4.06	3/11/2030
	2,607	11,297	$22.38	3/4/2031

Robert Mears	18,115	–	$7.65	10/12/2026	44,480	$894,938
	100,843	–	$7.01	3/20/2027
	45,615	3,041	$5.64	3/2/2028
	52,884	24,039	$3.90	2/27/2029
	48,069	61,803	$4.06	3/11/2030
	2,607	11,297	$22.38	3/4/2031

(1)	All options vest and first become exercisable quarterly over a four-year period commencing with the first quarter after the date of grant.

(2)	Market value based on the closing price of our common stock on December 31, 2021 or $20.12 per share.

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Compensation of Directors

We do not compensate any of our executive directors for their service as a director. In August 2016, we adopted a non-employee director compensation policy pursuant to which our non-employee directors receive an annual $30,000 cash retainer and an annual equity award with a value of $70,000. In February 2021, based on benchmark data provided by Compensia, our Board approved an increase of the annual cash retainer for non-employee directors to $35,000, effective from March 1, 2021, and an increase in the annual equity award to a value of $95,000. Equity grants to non-employee directors will be made on the date of the Annual Meeting and vest on the earlier of one year from the grant or the date of the next year’s Annual Meeting. We also reimburse our independent directors for their reasonable expenses incurred in connection with attending meetings of our Board.

The Chairman of the Board, committee members and committee chairs receive additional annual cash compensation as follows:

Board Position	Annual Retainer
Chairman of the Board	$30,000
Audit Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Chair	$15,000
Compensation Committee Member	$7,500
Nominating and Governance Committee Chair	$10,000
Nominating and Governance Committee Member	$5,000

All Board and committee retainers are paid in equal quarterly installments over the course of each year of a director’s service on the Board or applicable committee. Directors who chair more than one committee are paid the rate applicable to the chair of the committee with the highest compensation rate and the compensation rate for any additional committee chaired is the rate payable to members of such additional committee.

Set forth below is a summary of the compensation we paid to our directors during the 12 months ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Award ($)	Total ($)

C. Rinn Cleavelin	$45,040	$68,392	$113,432
John Gerber	$81,667	$68,392	$150,059
Duy-Loan T. Le	$54,167	$68,392	$122,559
Steven Shevick	$59,167	$68,392	$127,559
Rolf Stadheim	$14,892	$—	$14,892
Suja Ramnath	$190	$—	$190

The dollar amounts in the Stock Awards column above reflect the values of shares as of the grant date for the year ended December 31, 2021, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements for the year ended December 31, 2021 included in our Annual Report on Form 10-K filed with the SEC on February 15, 2022.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Since January 1, 2020, we have not entered into any transactions where the amount exceeded the lesser of $120,000 or one percent (1%) of the average of our total assets as of December 31, 2021 and 2020 with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements with our executive officers and directors described elsewhere in this Proxy Statement

We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common stock, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board.

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 16(a) of the Exchange Act require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2021.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Atomera Incorporated, 750 University Avenue, Suite 280, Los Gatos, California 95032, Attention: Investor Relations, or contact Investor Relations by telephone at 408-442-5246; or find our materials posted online at www.atomera.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

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Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

/s/ John Gerber
John Gerber, Chairman of the Board of Directors

Los Gatos, California

March 11, 2022

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available without charge upon written request to: Corporate Secretary, Atomera Incorporated, 750 University Avenue, Suite 280, Los Gatos, California 95032.

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ATOMERA INCORPORATED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints John Gerber and Scott Bibaud, with full power of substitution, as proxy to represent and vote all shares of Common Stock, of Atomera Incorporated (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on May 5, 2022, virtually, at https://web.lumiagm.com/299510298 (password: atomera2022), or any adjournment thereof. Each share of Common Stock is entitled to one vote. THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

(Continued and to be signed on the reverse side)

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2. To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. 5. T o grant our Board the authority to adjourn the meeting if necessary to solicit additional proxies with respect to previous proposals. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2 , 3 AND 5 AND FOR “ONE YEAR” FOR PROPOSAL 4 . 1. Election of Directors: NOMINEES: 1. John Gerber 2. Scott Bibaud 3. Steve Shevick 4. Duy - Loan Le 5. Suja Ramnath This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e - mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/22/2022. Please visit http://www.astproxyportal.com/ast/22415/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report TO REQUEST MATERIAL: TELEPHONE: 888 - Proxy - NA (888 - 776 - 9962) 718 - 921 - 8562 (for international callers) E - MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE : To access your online proxy card, please visit www . voteproxy . com and follow the on - screen instructions or scan the QR code with your smartphone . You may enter your voting instructions at www . voteproxy . com up until 11 : 59 PM Eastern Time the day before the cut - off or meeting date . IN PERSON : You may vote your shares in person by attending the virtual Annual Meeting . MAIL : You may request a card by following the instructions above . TO VOTE: COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of ATOMERA INCORPORATED To Be Held Virtually On: May 5, 2022 at 11:00 a.m. PDT To attend the meeting via the Internet, please visit https://web.lumiagm.com/299510298 (password: atomera2022) and be sure to have available the control number.

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